Earnings Per Share - Schedule of Basic and Diluted Earnings Per Share (Details) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Numerator:
Basic	$ 53,963	$ 10,495	$ 2,442
Diluted	$ 53,963	$ 10,495	$ 2,442
Denominator:
Basic	$ 0.34	$ 0.07	$ 0.02
Diluted	$ 0.33	$ 0.07	$ 0.02
Weighted-average number of shares of common stock used to compute net income per share:
Basic	160,988,011	150,000,000	149,383,562
Diluted	165,500,289	150,000,000	149,383,562